UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 1, 1999
                                                          -------------


                               RADISYS CORPORATION


 State of Oregon                         0-26844             93-0945232
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 5445 NE Dawson Creek Drive, Hillsboro, OR                   97124
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (503) 615-1100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.
     ------------------------------------------------

     The following financial statements of the business acquired are attached hereto:

     Report of Independent Accountants ..................................  F-1

     Statement of Assets to be Acquired, December 31, 1998 and 1997 .....  F-2

     Statement of Direct Revenues and Direct Operating Expenses
     for the years ended December 31, 1998, 1997 and 1996 ...............  F-3

     Notes to Financial Statements ......................................  F-4

     (b) Pro forma financial information.
     -----------------------------------

     The following unaudited pro forma consolidated condensed financial statements are attached hereto:

     Unaudited Pro Forma Consolidated Condensed Financial Data
     as of and for the year ended December 31, 1998 .....................  F-8

     Unaudited Pro Forma Consolidated Condensed Balance Sheet Data
     December 31, 1998 .................................................. F-10

     Unaudited Pro Forma Consolidated Condensed Statement of Operations
     Data Year ended December 31, 1998 .................................. F-11

     Notes to Unaudited Pro Forma Consolidated Condensed Financial
     Data ............................................................... F-12

     (c)  Exhibits.
     -------------

     2.1* Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of February 9, 1999.

    23.1       Consent of PricewaterhouseCoopers LLP.

* Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 21, 1999

                                  RADISYS CORPORATION



                                  By:   GLENFORD J. MYERS
                                     --------------------------------
                                        Dr. Glenford J. Myers
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareholders of RadiSys Corporation

We have audited the accompanying statement of assets to be acquired of the ARTIC Business Unit of International Business Machines Corporation as of December 31, 1998 and 1997, and the related statements of direct revenues and direct operating expenses for each of the three years in the period ended December 31, 1998. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely to present the assets of ARTIC to be acquired by RadiSys Corporation pursuant to the Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation dated February 9, 1999, and the related direct revenues and direct operating expenses of ARTIC, and are not intended to be a complete presentation of the assets and liabilities or the results of operations of the ARTIC Business Unit of International Business Machines Corporation.

The ARTIC Business Unit of International Business Machines Corporation is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be acquired of the ARTIC Business Unit of International Business Machines Corporation at December 31, 1998 and 1997, and the direct revenues and direct operating expenses for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP
Portland, Oregon
April 16, 1999

       ARTIC BUSINESS UNIT OF INTERNATIONAL BUSINESS MACHINES CORPORATION
                       STATEMENT OF ASSETS TO BE ACQUIRED
                           DECEMBER 31, 1998 AND 1997

                                                     December 31,
               (in thousands)                    1998           1997
                                                 ----           ----

               Inventories, net              $    6,241     $     6,814
               Equipment, net                       478             432
                                              ---------      ----------
                  Total assets acquired      $    6,719     $     7,246
                                              =========      ==========

The accompanying notes are an integral part of the financial statements.

       ARTIC BUSINESS UNIT OF INTERNATIONAL BUSINESS MACHINES CORPORATION
           STATEMENT OF DIRECT REVENUES AND DIRECT OPERATING EXPENSES
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                       Year Ended December 31,
(in thousands)                                   1998           1997          1996
                                                 ----           ----          ----

Direct revenues, net                         $   46,327     $   52,440     $   62,550
Direct operating expenses:
     Costs of revenues                           22,246         23,538         34,457
     Research and development                     8,105         10,715          7,175
     Selling, general and
          administrative                            534            530            423
                                              ---------      ---------      ---------
Total direct operating expenses                  30,885         34,783         42,055
                                              ---------      ---------      ---------
Direct revenues in excess of direct
operating expenses                           $   15,442     $   17,657     $   20,495
                                              =========      =========      =========


The accompanying notes are an integral part of the financial statements.

       ARTIC BUSINESS UNIT OF INTERNATIONAL BUSINESS MACHINES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS:

International Business Machines Corporation ("IBM") and RadiSys Corporation (the "Buyer" or "RadiSys") entered into a definitive agreement (the "Agreement") on February 9, 1999 under which the Buyer acquired certain assets dedicated to the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications (collectively referred to as the "ARTIC Business Unit"). The ARTIC Business Unit has been operating as a division of IBM since 1986. The accompanying financial statements present the assets to be acquired and the direct revenues and direct operating expenses of the ARTIC Business Unit based upon the structure of the transaction as described in the Agreement; this transaction is herein referred to as the "Acquisition."

The financial statements have been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase and are not intended to be a complete presentation of the financial position, results of operations and cash flows as if the ARTIC Business Unit had operated as a stand-alone company. The ARTIC Business Unit was not operated as a stand-alone business within IBM. Assets used in the ARTIC Business Unit were an integral part of the IBM operations to design, manufacture and sell IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications. The ARTIC Business Unit operated to support IBM's demand in the personal computer, RS600 midrange server, other IBM divisions, original equipment manufacturer and value added reseller lines of business. Because the ARTIC Business Unit was not operated as a stand-alone business, the presentation does not include certain indirect expenses of the ARTIC Business Unit which were incurred by other divisions of IBM. Therefore, the accompanying financial statements are not representative of the complete financial position or results of operations of the ARTIC Business Unit for the periods presented.

IBM provided various services to the ARTIC Business Unit including, but not limited to, general management, facilities management, human resources, data processing, security, payroll and employee benefits administration, financial, legal, tax, insurance administration, duplicating, telecommunications and other miscellaneous services. Expenses related to employee benefits, facilities management, data processing, security, duplicating and telecommunications have been allocated to the ARTIC Business Unit and presented in the accompanying statement of direct revenues and direct operating expenses. These allocations have been made first on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenues, headcount, or other statistical basis. Where the allocations are based on headcount, the number of employees associated with the ARTIC Business Unit has been identified or estimated by management of IBM based on its understanding of the Agreement, in order for such allocations to be made. These methods of allocating indirect costs are considered reasonable;

however, they do not necessarily reflect the costs that the ARTIC Business Unit would have incurred on a stand-alone basis. The financial information included herein may not necessarily reflect the financial position, results of operations and cash flows of the ARTIC Business Unit on a stand-alone basis in the future. Expenses related to general management, human resources, payroll and employee benefits administration, financial, legal, tax, insurance administration, and other miscellaneous services have not been allocated by IBM to the ARTIC Business Unit and are not included in the accompanying financial statements.

In the accompanying statement of direct revenues and direct operating expenses, direct revenues presented are derived from intercompany billings to IBM divisions or actual billings to third parties, while direct operating expenses presented are actual expenses incurred by the ARTIC Business Unit plus expense allocations from IBM. Direct revenues include hardware and software sales as well as non-recurring engineering revenues. Sales to IBM represented 92%, 94%, and 95% of direct revenues in 1998, 1997 and 1996, respectively.

The ARTIC Business Unit participates in a centralized cash management system wherein cash receipts are transferred to and cash disbursements are made by IBM. Since cash and cash equivalents related to the operations of the ARTIC Business Unit will not be acquired by the Buyer, they are excluded from the statement of assets to be acquired.

2.   SUMMARY OF ACCOUNTING POLICIES

Inventories

Inventories consist primarily of finished goods and are valued at the lower of cost or market, cost being determined on the basis of weighted average cost.

The ARTIC Business Unit periodically evaluates its inventory in terms of obsolete or slow moving items. The reserve for slow moving and obsolete inventory was $500 and $980 at December 31, 1998 and 1997, respectively.

Equipment

Equipment is recorded at cost and depreciated for financial reporting purposes on a straight-line basis over the estimated useful life of three to five years. Ordinary maintenance and repair expenditures are charged to expense as incurred.

Revenue recognition

The ARTIC Business Unit recognizes revenue on product sales upon shipment.

Research and development

Expenditures for research and development are expensed as incurred. A portion of the ARTIC Business Unit's research and development costs were funded by other divisions of IBM. These recoveries, which are included in direct revenues, were $2,317, $1,887 and $1,764 for the years ended December 31, 1998, 1997 and 1996, respectively.

Income taxes

Income taxes have not been provided in the financial statements as the ARTIC Business Unit is part of the consolidated IBM company and income taxes were not allocated to the divisional level.

Certain risks and uncertainties

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets to be acquired at the date of the financial statements, and the reported amounts of direct revenue and direct operating expenses during the reporting period. Actual results could differ from those estimates.

3.   EQUIPMENT

Equipment, which consists primarily of office furniture and equipment and manufacturing test equipment, was $1,550 and $1,198 at gross cost at December 31, 1998 and 1997, respectively. Accumulated depreciation was $1,072 and $766 at December 31, 1998 and 1997, respectively. Depreciation expense was not material for the years ended December 31, 1998, 1997 and 1996.

Occupancy and facilities expense, which primarily consists of rent, utilities and insurance expense, allocated to the ARTIC Business Unit for the years ended December 31, 1998, 1997 and 1996 was approximately $842, $809 and $665, respectively.

Pursuant to the Agreement, RadiSys will sublease the IBM facilities for a period of no greater than six months from the date of closing. RadiSys will obtain its own office space for the Boca Raton, Florida site outside of IBM premises.

4.   PENSION AND HEALTH CARE PLANS

The employees of the ARTIC Business Unit participated in IBM pension and retiree health care benefit plans. Pursuant to the Agreement, liabilities pertaining to participation by such employees of the ARTIC Business Unit in IBM pension and retiree health care benefit plans are not assumed by the Buyer. Accordingly, such liabilities are excluded from the accompanying statement of assets to be acquired.

5.   RELATED PARTY TRANSACTIONS

As described in Note 1, a significant portion of the ARTIC Business Unit's sales were to IBM divisions. RadiSys has the exclusive right to manufacture the designs of current ARTIC products for two years. RadiSys purchased the right to use certain patents for a term of five years. It cannot be assumed that the relationship with IBM will continue as historically represented and that competition for these products will not increase or alternative sources will not be obtained by IBM in the future.

Certain revenues and cost of sales were allocated to the ARTIC Business Unit from the Personal Computer Division for OEM and product service considerations. Pursuant to the Agreement, RadiSys does not retain the rights to these revenues and cost of sales allocations. Revenues were $1,860, $1,824 and $2,149 and cost of sales were $1,870, $1,519 and $1,794 for the years ended December 31, 1998, 1997 and 1996, respectively.

6.   RISK CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES

Export Sales

Export sales from the U.S. for the years ended December 31, 1998, 1997 and 1996 were approximately as follows:

                           Year Ended December 31,
                      1998            1997            1996
                      ----            ----            ----
Europe           $     8,233     $    10,732     $    14,292
Asia                     914           1,533           3,159
Other                  2,507           4,810           8,394
                  ==========      ==========      ==========
     Total       $    11,654     $    17,075     $    25,845
                  ==========      ==========      ==========

Commitments

Pursuant to the Agreement, RadiSys acquired the rights and obligations of IBM in connection with purchase orders relating to the ARTIC Business Unit which were outstanding at the closing of the Acquisition. These purchase orders relate primarily to raw materials and purchased parts for inventories not yet received. RadiSys must negotiate the contracts with suppliers beyond the period and terms of the Agreement.

7.   TRANSITION SERVICES AGREEMENTS

Concurrent with the closing of the Acquisition, IBM and RadiSys entered into transition services agreements (the "Transition Agreements") whereby IBM agreed to provide, and RadiSys agreed to purchase, certain support and services (collectively, the "IBM Services") including inventory logistical and storage services; network, data and information processing services; facilities management services and accounting services. Generally, the cost to RadiSys for the IBM Services will be the cost to IBM including labor, out of pocket costs to third parties and a reasonable allocation for overhead costs.

                               RADISYS CORPORATION
                        Unaudited Pro Forma Consolidated
                            Condensed Financial Data
                 As of and for the year ended December 31, 1998

International Business Machines Corporation ("IBM") and RadiSys Corporation (the "Buyer" or "RadiSys") entered into a definitive agreement (the "Agreement") on February 9, 1999 under which the Buyer acquired certain assets dedicated to the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications (collectively referred to as the "ARTIC Business Unit"). This transaction is herein referred to as the Acquisition.

The following unaudited pro forma consolidated condensed financial data has been derived from the respective historical financial statements. The historical financial statements of the ARTIC Business Unit present the assets to be acquired and the direct revenues and direct operating expenses of the ARTIC Business Unit based upon the structure of the transaction at and for the year ended December 31, 1998. The ARTIC Business Unit was not operated as a stand-alone business within IBM. Assets used in the ARTIC Business Unit were an integral part of the IBM operations to provide the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications for use in higher level products produced by IBM. Such activity was accounted for largely as internal cost transfers without any formal contracts, billing or revenue tracking. Because the ARTIC Business Unit was not operated as a stand-alone business, the presentation does not include certain indirect expenses of the ARTIC Business Unit. Therefore, the financial statements are not representative of the complete financial position or results of operations of the ARTIC Business Unit for the periods presented.

The unaudited pro forma consolidated condensed balance sheet gives effect to the Acquisition on a purchase basis as if it had been consummated on December 31, 1998. The unaudited pro forma consolidated condensed statement of operations data gives effect to the Acquisition on a purchase basis as if it had been consummated on January 1, 1998.

In the opinion of management of RadiSys, all adjustments necessary to present fairly such unaudited pro forma consolidated condensed financial data have been made based on the terms and structure of the Acquisition. These unaudited pro forma consolidated condensed financial data are not necessarily indicative of what actual results would have been if the Acquisition had occurred at the beginning of the respective periods nor do they purport to indicate the results of future operations of RadiSys. These unaudited pro forma consolidated condensed financial data should be read in conjunction with the accompanying notes to the pro forma consolidated condensed financial data and the historical financial statements of RadiSys and the ARTIC Business Unit.

Prior to the Acquisition, the ARTIC Business Unit was operated as a part of IBM. Management of IBM allocated certain costs in preparation of the historical financial statements of the

ARTIC Business Unit. These cost allocations do not necessarily reflect the actual costs that would have been incurred by the ARTIC Business Unit if it had been operated as a stand-alone business.

The adjustments to the unaudited pro forma consolidated condensed financial data are preliminary and are subject to adjustment based on the Agreement and the actual amounts of assets acquired assumed as of the closing date, March 1, 1999.

                               RADISYS CORPORATION
               Pro Forma Consolidated Condensed Balance Sheet Data
                                December 31, 1998
                                   (Unaudited)
                                 (In thousands)

                                                     ARTIC
                                     RadiSys        Business
                                   Historical      Historical                                      Pro forma
                                    Dec. 31,        Dec. 31,       Pro forma                     Consolidated
                                      1998          1998 (1)      Adjustments     References     Dec. 31, 1998
                                      ----          --------      -----------     ----------     -------------
ASSETS
Cash and cash equivalents          $   38,831                         (27,303)        A          $      11,528
Accounts Receivable                    19,603                                                           19,603
Inventories                            15,706           6,241             624         B                 22,571
Other current assets                    1,878                                                            1,878
Property and equipment, net            11,759             478                                           12,237
Goodwill and intangibles                3,003                          19,960         C                 22,963
Other non-current assets                3,674                                                            3,674
                                   ----------      ----------                                    -------------
Total Assets                       $   94,454           6,719                                    $      94,454
                                   ==========      ==========                                    =============
LIABILITIES AND
SHAREHOLDER'S EQUITY
Accounts Payable                   $    7,848                                                    $       7,848
Accrued Expenses                        4,910                                                            4,910
Total shareholders' equity             81,696                                                           81,696
                                   ----------                                                    -------------
Total Liabilities and
shareholders' equity               $   94,454                                                    $      94,454
                                   ==========                                                    =============


(1)  ARTIC Business Unit historical December 31, 1998 amounts represent only the assets to be acquired.

See accompanying notes to pro forma consolidated condensed financial data.

                               RADISYS CORPORATION
          Pro Forma Consolidated Condensed Statement of Operations Data
                          Year ended December 31, 1998
                                   (Unaudited)
                 (In thousands, except share and per share data)

                                                     ARTIC
                                     RadiSys        Business
                                   Historical      Historical                                      Pro forma
                                    Dec. 31,        Dec. 31,       Pro forma                     Consolidated
                                      1998          1998 (1)      Adjustments     References     Dec. 31, 1998
                                      ----          --------      -----------     ----------     -------------
Total revenues                     $  108,198          46,327                                    $     154,525
Operating expenses:
     Costs of goods sold               71,568          22,246                                           93,814
     Research and development          13,591           8,105                                           21,696
     Selling, general                  16,301             534           2,549         D                 19,384
          and administrative       ----------      ----------                                    -------------
Total operating expenses              101,460          30,885                                          134,894
Income from operations                  6,738          15,442                                           19,631
Other income, net                       1,573      ==========          (1,420)        E                    153
                                   ----------                                                    -------------
Income before income taxes              8,311                                                           19,784
Income tax expense                      2,879                           4,012         F                  6,891
                                   ==========                                                    -------------
Net income                         $    5,432                                                    $      12,893
                                   ==========                                                    =============

Per share data:
   Net income
     Basic                         $     0.69             N/A                                    $        1.64
     Diluted                       $     0.68             N/A                                    $        1.60

Weighted average shares:
     Basic                          7,885,000             N/A                                        7,885,000
     Dilute                         8,034,000             N/A                                        8,034,000


(2)  ARTIC Business Unit historical 1998 amounts represent only direct revenues and direct operating expenses.

See accompanying notes to pro forma consolidated condensed financial data.

                               RADISYS CORPORATION
                         Notes to Pro Forma Consolidated
                            Condensed Financial Data
                                   (Unaudited)
                        (In thousands, except share data)

(A) RadiSys paid $26,951 in cash consideration for the Acquisition. For pro forma purposes, the cash consideration is $26,741 which takes into account the inventory value at December 31, 1998 rather than at the purchase date of March 1, 1999. In addition, $562 of direct and incremental costs were incurred related to the Acquisition and are included in the purchase price.

(B) Amount represents the adjustments to state inventory acquired at fair value pursuant to APB16, "Business Combinations."

(C) Amount represents patent cost of $5,000 and goodwill related to the excess of the purchase price over the fair value of the tangible assets acquired of $14,960. Patents will be amortized ratably over five years and goodwill will be amortized ratably over ten years.

(D) Amount represents $1,000 of patent amortization and $1,549 of goodwill amortization for the year ended December 31, 1998.

(E) Amount represents a reduction in interest income assuming the cash consideration was paid on January 1, 1998. The interest rate used is the pro rata interest rate earned by the Company in 1998 of 5.2%.

(F) Amount represents the income tax effect of ARTIC Business Unit income from operations, after pro forma adjustments for amortization and interest income, at the statutory income tax rate of 35%.

(G) RadiSys and the ARTIC Business Unit estimate that, following the Acquisition, additional one-time charges to operations will be incurred associated with integrating the two businesses. However, these integration costs cannot be currently estimated.

(H) Historically, the ARTIC Business Unit had significant sales to IBM. Due to the related party nature of these transactions in the past, the future sales volume and revenues associated with sales to IBM cannot be currently estimated.

                                 Exhibit Index

Exhibit        Description

2.1* Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of February 9, 1999.

               The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

               Exhibit A           Assignment and Assumption Agreement
               Exhibit B           Bill of Sale
               Exhibit C           Schedule of Disclosure and Exceptions
               Schedule 1.1        Transferred Assets
               Schedule 1.1(a)     Production Equipment
               Schedule 1.1(b)     Furniture and Equipment
               Schedule 1.1(c)     Inventory and Work-in-Process
               Schedule 1.1(d)     Customer and Other Contracts to be
                                   Transferred to Buyer as Transferred Assets
               Schedule 1.2        Excluded Assets
               Schedule 1.4        Assumed Liabilities
               Schedule 1.4(a)     Contracts to be Transferred to Buyer
                                   as Assumed Liabilities
               Schedule 1.4(b)     Contracts with Seller or Seller's Affiliates
                                   to be Transferred to Buyer as Assumed
                                   Liabilities
               Schedule 2.2        Closing Statement
               Schedule 3.1        Estimated Allocation of Purchase Price
               Schedule 4.2(a)     Listing of Regular Employees
               Schedule 4.2(b)(1)  Summary of Buyer's Planned Employment Terms
                                   and Benefit Plans
               Schedule 4.2(b)(2)  Buyer's Severance Pay Practice for
                                   Transferred Employees
               Schedule 8.3        Governmental Actions
               Schedule 8.8        License Agreements

23.1           Consent of PricewaterhouseCoopers LLP

*  Previously filed.